___________________________________________

ASSET PURCHASE AGREEMENT

BETWEEN

RARE ELEMENT RESOURCES, INC.

as “Seller”

and

WHITELAW CREEK LLC

as “Buyer”

DATED AS OF OCTOBER 20, 2016

___________________________________________

TABLE OF CONTENTS

Page

ARTICLE 1 DEFINED TERMS

1

1.1

Certain Definitions

1

ARTICLE 2 SALE AND PURCHASE

2

2.1

Assets to be Sold and Purchased

2

2.2

Excluded Interests, Limitations and Reversionary Interest.

2

2.3

Repurchase Option

3

ARTICLE 3 PURCHASE PRICE, TITLE INSURANCE AND CLOSING

4

3.1

Purchase Price

4

3.2

Title Insurance

5

3.3

Closing

5

ARTICLE 4 REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER

6

4.1

Organization of Seller

6

4.2

Authority of Seller

6

4.3

Execution and Binding Effect

6

4.4

No Violation; Consents and Approvals

6

4.5

Litigation

6

4.6

Title

7

4.7

Brokers and Finders

7

4.8

Representations

7

4.9

Limitations

7

ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF BUYER

7

5.1

Organization of Buyer

7

5.2

Authority of Buyer

7

5.3

Execution and Binding Effect

7

5.4

No Violation; Consents and Approvals

8

5.5

Litigation

8

5.6

Brokers and Finders

8

5.7

Investment Representations

8

5.8

Representations

9

ARTICLE 6 ADDITIONAL COVENANTS

9

6.1

Conduct of Business

9

6.2

Satisfaction of Conditions Precedent

9

ARTICLE 7 CONDITIONS TO BUYER’S OBLIGATIONS

10

7.1

Representations and Warranties of Seller to be True; Performance by Seller

10

7.2

Deliveries

10

7.3

No Proceeding or Litigation

10

Page

-i-

TABLE OF CONTENTS
(continued)

ARTICLE 8 CONDITIONS TO SELLER’S OBLIGATIONS

10

8.1

Representations and Warranties of Buyer to be True; Performance by Buyer

11

8.2

Deliveries

11

8.3

No Proceeding or Litigation

11

ARTICLE 9 ASSUMPTION OF LIABILITIES AND INDEMNIFICATION

11

9.1

Assumption and Retention of Liabilities.

11

9.2

Indemnification by Seller

12

9.3

Indemnification by Buyer

12

9.4

General Indemnification Provisions

13

9.5

[Reserved]

14

9.6

Survival

14

9.7

Sole Remedy

14

ARTICLE 10 TERMINATION, AMENDMENT AND WAIVER

14

10.1

Termination of Agreement

14

10.2

Procedure and Effect of Termination

15

10.3

Amendment

15

10.4

Waiver

15

ARTICLE 11 MISCELLANEOUS

15

11.1

Expenses

15

11.2

Consents

16

11.3

Assignment; Parties in Interest

16

11.4

Further Assurances

16

11.5

Title and Risk of Loss

16

11.6

Transfer Taxes

16

11.7

Entire Agreement

16

11.8

Headings

16

11.9

Notices

16

11.10

Governing Law

17

11.11

Counterparts

17

11.12

Interpretation

17

11.13

Confidentiality

17

11.14

Remedies for Breach

18

11.15

Rule Against Perpetuities

18

EXHIBITS

Exhibit A

The Property

Exhibit B

Form of Special Warranty Deed

Exhibit C

Form of FIRPTA Certificate

-ii-

THIS ASSET PURCHASE AGREEMENT (this “Agreement”), dated as of October 20th, 2016 (the “Effective Date”), is by and between RARE ELEMENT RESOURCES, INC., a Wyoming corporation, whose address is P.O. Box 271049, Littleton, Colorado 80122 (“Seller”), and WHITELAW CREEK LLC, a Wyoming limited liability company, whose address is P.O. Box 218, Hulett, WY 82720 (“Buyer”).  Seller and Buyer may be referred to individually as a “Party” or collectively as the “Parties.”

RECITALS

A.

Seller owns certain real property located in Crook County, Wyoming, as more particularly described in Exhibit A attached hereto and incorporated herein (together with the related rights set forth in Section 2.1, the “Property”).

B.

Seller desires to convey, and Buyer desires to purchase, the Property upon and subject to the terms and conditions hereinafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the purchase price for the Property and of the mutual agreements and covenants hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged and confirmed, the Parties agree as follows:

ARTICLE 1

DEFINED TERMS

1.1

Certain Definitions

.  In addition to other terms defined in this Agreement, the following terms shall have the meanings set forth below when used in this Agreement:

(a)

The term “Affiliate” shall mean any corporation or other business entity or individual controlling, controlled by or under common control with, Buyer or Seller, as the case may be, and for this purpose “control” of any entity shall mean the direct or indirect beneficial ownership of a majority of the voting interest in such entity, or such other relationship as, in fact, constitutes actual control thereof.

(b)

The term “Losses” means, with respect to any person or entity, any liabilities, commitments, obligations, losses, damages, penalties (civil or criminal), expenses (including reasonable attorneys’ fees), fines, settlements, interest, suits, causes of action, legal or administrative proceedings, arbitration awards, demands or claims, including claims for personal injury, injunctive relief or damage to property, of such person or entity of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, secured or unsecured, and whether due or to become due, regardless of when asserted, except to the extent the same arise from a Party’s own gross negligence or willful misconduct.

(c)

The term “Permitted Encumbrances” means (i) liens for taxes, assessments and governmental charges or levies not yet due and payable; (ii) minor survey exceptions, easement agreements and other customary encumbrances on title to real property that

(A) were not incurred in connection with any indebtedness and (B) do not have a material adverse effect on the value or the use of such property for its present purposes; (iii) zoning restrictions and other limitations imposed by any governmental authority having jurisdiction over real property; (iv) reservations in patents; (v) Encumbrances of record (which for purposes of this Agreement shall include Encumbrances that are reflected in the official records of the Crook County, Wyoming Clerk and Recorder’s Office or the Crook County Assessor’s Office; (vi) liens of pledges or deposits under workers’ compensation laws or similar legislation, unemployment insurance or other types of social security or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, governmental contracts, performance and return of money bonds and similar obligations; (vii) rights reserved to or vested in any governmental authority to control or regulate any interest in the Property in any manner, and all laws, rules and regulations of any governmental authority; and (viii) any other Encumbrances that do not arise by, through or under Seller.

(d)

“$” or “dollars” means United States currency.

ARTICLE 2

SALE AND PURCHASE

2.1

Assets to be Sold and Purchased

.  Subject to the terms and conditions of this Agreement and to the Excluded Interests, Limitations and Reversionary Rights, all as set forth in Section 2.2, at the Closing (as defined in Section 3.2(a)) Seller shall sell, transfer, convey and deliver to Buyer, and Buyer shall purchase from Seller, free and clear of all liens, claims, charges or encumbrances arising by, through or under Seller (“Encumbrances”), other than Permitted Encumbrances, the Property, together with all associated, related and appurtenant rights and interests, including, without limitation, all ores, metals, minerals, mineral rights and mining rights, of every kind and character whatsoever, in, on, under or associated with the Property, all access rights, easements and rights-of-way owned or held by Seller in connection with the Property, and all after acquired title and interest with respect thereto.

2.2

Excluded Interests, Limitations and Reversionary Interest.

(a)

Excluded Interests.  Notwithstanding the foregoing, the Property shall not include, and there is excepted, reserved and excluded from the sale and conveyance of the Property the non-participating royalty interest in and to any and all minerals of any kind and character in, upon or under the Property as reserved by the State of Wyoming, Board of Land Commissioners in Patent Number 3078, dated as of April 4, 2014, and filed of record as Document No. 626189 in the records of Crook County, Wyoming (the “Excluded Interests”).

(b)

Limitations.  The purchase and sale of the Property shall be subject to the following limitations as set forth in Patent Number 3078, dated as of April 4, 2014, and filed of record as Document No. 626189 in the records of Crook County, Wyoming (“Limitations”):

(i)

any vested and accrued right of way of any ditch company or any person owning a ditch or ditches on or passing through any part of the Property;

(ii)

all exceptions, reservations, rights of way, easements, covenants and mineral leases of record, including grazing leases, if any, affecting the Property; and

(iii)

discrepancies, conflicts in boundary lines, and shortages in area which a correct survey and inspection of the Property would disclose.

(c)

Reversionary Right to Minerals.  The purchase and sale of the Property shall be subject to and Buyer shall comply with the following reversionary rights as set forth in Patent Number 3078, dated as of April 4, 2014, and filed of record as Document No. 626189 in the records of Crook County, Wyoming (“Reversionary Rights”):

So long as mineral development has been commenced during the duration of the Wyoming Department of Environmental Quality Permit to Mine for the Bull Hill Mine Project and for so long as development continues, Rare Element Resources, Inc. shall retain control and ownership of the mineral estate

If any minerals are not developed or cease to be developed at the expiration or termination of the Wyoming Department of Environmental Quality Permit to Mine for the Bull Hill Mine and conclusion of bonding for that permit by whatever means (release, forfeiture, or otherwise), any and all minerals shall revert back to the State of Wyoming.

2.3

Repurchase Option

.  Seller, and Seller’s successors and assigns, hereby reserve and retain the right, exercisable at Seller’s sole option, to repurchase the Property from Buyer according to the following terms and conditions (the “Repurchase Option”):

(a)

Repurchase Term.  The Repurchase Option shall terminate on the fifth anniversary of the Closing Date unless Seller provides written notice to Buyer of its intention not to exercise the Repurchase Option prior to such date.  Such period of time beginning on the Closing Date and ending on either (i) the date the Repurchase Option is exercised or (ii) the termination of the Repurchase Option is referred to hereinafter as the “Repurchase Term.”

(b)

Repurchase Price.  In the event Seller elects to exercise the Repurchase Option, Seller shall pay the following purchase price to repurchase the Property (the “Repurchase Price”):

(i)

$900,000 if written notice of Seller’s intent to exercise the Repurchase Option is delivered to Buyer on or before the third anniversary of the Closing Date; or

(ii)

$1,000,000 if written notice of Seller’s intent to exercise the Repurchase Option is delivered to Buyer after the third anniversary of the Closing Date but on or before the fifth anniversary of the Closing Date.

(iii)

The Repurchase Price shall be adjusted upward by an amount equal to the actual cost incurred and paid by Buyer to remove timber slash piles on the

Property during the Repurchase Term, if any, up to a maximum amount of $25,000.  In the event Seller does not elect to exercise the Repurchase Option, Seller shall have no obligation to reimburse Buyer for any such costs.  If Buyer elects to remove the timber slash piles from the Property during the Repurchase Term, Buyer shall promptly provide notice to Seller, upon the completion of such removal, of the costs incurred by Buyer for the same, together with reasonable back-up evidence of such costs.

(c)

Closing of Repurchase Option.  In the event Seller elects to exercise the Repurchase Option, Seller shall provide written notice to Buyer of such election (the date of such notice being referred to hereinafter as the “Election Date”).  Within 30 days after Buyer’s receipt of such notice, Buyer shall re-convey the Property to Seller pursuant to a special warranty deed and Seller shall pay to Buyer the Repurchase Price, as adjusted pursuant to Section 2.3(b)(iii).  Payment of the Repurchase Price shall be made, at Buyer’s option, in the form of (i) cash, (ii) common shares of Seller’s parent company, Rare Element Resources Ltd. (“Seller’s Parent”) with no par value per share (“Common Shares”), or (iii) a combination of cash and Common Shares; provided, however, that (A) payment by Seller of Common Shares shall be subject to a beneficial ownership limitation for Buyer and its Affiliates collectively of 9.9% of the then-current total number of outstanding common shares of Seller’s Parent, and (B) in no event shall the portion of the Repurchase Price paid in Common Shares exceed 5 million total Common Shares.  Further, Buyer may only elect payment of the Repurchase Price in Common Shares if the common shares of Seller’s Parent are listed on a national securities exchange or trading on an over-the-counter marketplace as of the Election Date and as of the date the Repurchase Option is exercised.  Valuation of Common Shares for purposes of payment of the Repurchase Price shall be based on the 10-day volume-weighted average closing price of such shares as of the Closing Date (unless prohibited by applicable securities laws or stock exchange rule).  In the event Seller elects to exercise the Repurchase Option, Buyer shall deliver a FIRPTA Certificate to Seller along with the special warranty deed, as well as such other documents as Seller may reasonably request.

(d)

Limitation on Use.  During the Repurchase Term, in acknowledgment of the Repurchase Option, Buyer shall not conduct any development activities of any kind on the Property.  During the Repurchase Term, Buyer shall timely pay all ad valorem real property taxes assessed against the Property which come due following the Closing Date (including any such taxes which may have been assessed prior to the Closing Date but are payable in arrears).  During the Repurchase Term, Buyer shall promptly notify Seller of any oral, written or electronic communications received from the State of Wyoming regarding the Property, and shall coordinate with Seller with respect to all communications with the State of Wyoming regarding the Property.

ARTICLE 3

PURCHASE PRICE, TITLE INSURANCE AND CLOSING

3.1

Purchase Price

.  The purchase price for the Property (the “Purchase Price”) is $600,000 payable by Buyer to Seller on the Closing Date (the “Closing Date Payment”).

3.2

Title Insurance

.  Buyer may at its option arrange for a title insurance policy (the “Title Policy”) to be issued for the Property through First American Guaranty Title Insurance of Sundance, Wyoming (the “Title Company”).  The premium for the Title Policy shall be paid by Seller.  Within five (5) days after the Effective Date, Buyer will cause the Title Company to deliver to Buyer a title commitment covering the Property, together with a copy of all exceptions referenced therein (the “Title Commitment”), binding the Title Company to issue a title insurance policy at the Closing on the standard ALTA form of policy.  Buyer shall have a period of five (5) days after the Title Commitment is delivered to Buyer to deliver in writing to Seller any objections Buyer may have to any exceptions contained in the Title Commitment (the “Title Objection Notice”).  Buyer may, at its option, terminate this Agreement by providing written notice to Seller on or before two (2) days after the date of delivery of the Title Objection Notice, and in the event Buyer timely provides such notice, this Agreement shall terminate, and neither Party shall have any further obligations or liabilities under this Agreement.

3.3

Closing

.

(a)

Subject to the terms and conditions of this Agreement, including Section 10.1 below, the consummation of the sale and purchase of the Property contemplated by this Agreement (the “Closing”) shall take place at the offices of FIRST AMERICAN TITLE COMPANY OF CROOK COUNTY in Sundance, Wyoming on or before November 15, 2016, or at a later date or such other time and place as is mutually agreeable to the Parties.  The date on which the closing occurs is referred to as the “Closing Date.”

(b)

At the Closing, Seller shall deliver to Buyer:

(i)

a special warranty deed conveying the Property to Buyer substantially in the form attached hereto as Exhibit B (the “Deed”), subject to approval by the Title Company;

(ii)

possession of the Property;

(iii)

a certificate of an authorized officer of Seller dated as of the Closing Date in the form attached hereto as Exhibit C (the “FIRPTA Certificate”); and

(iv)

all other instruments, documents, and other items reasonably necessary to effectuate the terms of this Agreement, as may be reasonably requested by Buyer and the Title Company.

(c)

At the Closing, Buyer shall deliver to the Title Company the Closing Date Payment, by wire transfer of immediately available funds.

(d)

All fees payable to the Title Company in connection with the Closing, other than the premium for the Title Policy, shall be split evenly between the Parties.  Buyer shall pay all recording fees associated with the delivery and recording of the Deed.

ARTICLE 4

REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER

Seller represents, warrants and covenants to Buyer as set forth below, and all such representations and warranties shall be true and correct as of the Effective Date and the Closing Date.

4.1

Organization of Seller

.  Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Wyoming.

4.2

Authority of Seller

.  Seller has all requisite corporate power and authority to execute and deliver this Agreement, the Deed and the other agreements and instruments to be executed and delivered by it pursuant to this Agreement (collectively, the “Ancillary Documents”) and to consummate the transactions contemplated hereby and thereby.

4.3

Execution and Binding Effect

.  The execution, delivery and performance of this Agreement and the Ancillary Documents have been duly authorized by all necessary corporate action on the part of Seller.  This Agreement has been duly and validly executed and delivered by Seller and constitutes, and the Ancillary Documents upon their execution and delivery by Seller on or prior to the Closing Date will constitute (assuming, in each case, the due and valid authorization, execution and delivery thereof by the other party thereto), legal, valid and binding agreements of Seller, enforceable against Seller, in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws and by equitable principles generally.

4.4

No Violation; Consents and Approvals

.  Neither the execution, delivery and performance of this Agreement or the Ancillary Documents nor the consummation by Seller of the transactions contemplated hereby or thereby will (a) conflict with, violate or result in any breach of the terms, conditions or provisions of Seller’s articles of incorporation or by-laws, as amended and as currently in place, (b) conflict with, violate or result in any breach of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any agreement, lease, instrument, obligation, understanding or arrangement to which Seller is a party or by which Seller or any of the Property may be bound or subject, except for such defaults (or rights of termination, cancellation or acceleration), as to which requisite waivers or consents have been obtained or are to be obtained as contemplated herein, (c) violate any statute, ordinance or law or any rule, regulation, order, judgment, writ, injunction or decree of any court or of any public, governmental or regulatory body, agency or authority applicable to Seller or by which any of its properties or assets may be bound or subject, or (d) require any filing, declaration or registration with, or permit, consent or approval of, or the giving of any notice to, any person or entity, including any public, governmental or regulatory body, agency or authority.

4.5

Litigation

.  There are no claims, actions, suits, proceedings or investigations pending or, to Seller’s knowledge, threatened, by or against Seller, or Seller’s Parent, with respect to the Property, or which are reasonably likely to have a material adverse effect on Seller’s right or ability to consummate the transactions contemplated by this Agreement, at law or in equity or before or by any federal, state, municipal, foreign or other governmental department, commission, board, agency, instrumentality or authority.  Further, Seller is not subject to any pending judgment relating to the Property.

4.6

Title

.  With respect to the Property, subject to the Excluded Interests, Limitations and Reversionary Rights, (a) Seller owns the Property free and clear of all Encumbrances arising by, through or under Seller other than Permitted Encumbrances and (b) Seller has not sold, conveyed, assigned, optioned or transferred any right, title or interest in the Property to any third party.

4.7

Brokers and Finders

.  Neither Seller nor any of its directors, officers, employees or agents has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees which could in any way be deemed payable by Buyer in connection with the transactions contemplated by this Agreement.

4.8

Representations

.  No statements, warranties, or representations made by Seller herein contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were or will be made, not misleading.

4.9

Limitations

.  EXCEPT AS SPECIFICALLY SET FORTH IN THIS ARTICLE 4, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER WITH REGARD TO ITS OWNERSHIP OF OR TITLE TO THE PROPERTY, ENVIRONMENTAL CONDITIONS AT OR PERTAINING TO THE PROPERTY, OR OTHERWISE, AND BUYER SHALL RELY SOLELY ON ITS OWN DUE DILIGENCE WITH RESPECT THERETO.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller as set forth below, which such representations and warranties shall be true and correct as of the Effective Date and the Closing Date.

5.1

Organization of Buyer

.  Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Wyoming.

5.2

Authority of Buyer

.  Buyer has all requisite power and authority to execute and deliver this Agreement and the Ancillary Documents to which it is a party and to consummate the transactions contemplated hereby and thereby.

5.3

Execution and Binding Effect

.  The execution, delivery and performance of this Agreement and the Ancillary Documents have been duly authorized by all necessary limited liability company action on the part of Buyer.  This Agreement has been duly and validly executed and delivered by Buyer and constitutes, and the Ancillary Documents upon their execution and delivery by Buyer on or prior to the Closing Date will constitute (assuming, in each case, the due and valid authorization, execution and delivery thereof by the other party thereto), legal, valid and binding agreements of Buyer, enforceable against Buyer in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws and by equitable principles generally.

5.4

No Violation; Consents and Approvals

.  Neither the execution, delivery or performance of this Agreement or the Ancillary Documents nor the consummation by Buyer of the transactions contemplated hereby or thereby will (a) conflict with, violate or result in any breach of the terms, conditions or provisions of Buyer’s governing documents, as amended and as currently in place, (b) conflict with, violate or result in any breach of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any agreement, lease, instrument, obligation, understanding or arrangement to which Buyer is a party or by which Buyer may be bound or subject, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained, (c) violate any statute, ordinance or law or any rule, regulation, order, judgment, writ, injunction or decree of any court or of any public, governmental or regulatory body, agency or authority applicable to Buyer or by which any of its properties or assets may be bound or subject, or (d) require any filing, declaration or registration with, or permit, consent or approval of, or the giving of any notice to, any person or entity, including any public, governmental or regulatory body, agency or authority.

5.5

Litigation

.  There are no claims, actions, suits, proceedings or investigations pending or, to Buyer’s knowledge, threatened by or against Buyer, at law or in equity or before or by any federal, state, municipal, foreign or other governmental department, commission, board, agency, instrumentality or authority which could reasonably be expected to have a material adverse effect on Buyer’s right or ability to consummate the transactions contemplated by this Agreement.

5.6

Brokers and Finders

.  Neither Buyer nor any of its officers, directors, employees or agents has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees which could in any way be deemed payable by Seller in connection with the transactions contemplated by this Agreement.

5.7

Investment Representations

.  In the event that Buyer elects payment of any portion or all of the Repurchase Price in Common Shares, Buyer will be acquiring the Common Shares solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof.  Buyer acknowledges that the Common Shares are not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and that the Common Shares may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable.  Buyer is able to bear the economic risk of holding the Common Shares for an indefinite period (including total loss of its investment), and has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risk of its investment.  At the time Buyer was offered the Common Shares, it was, as of the date hereof, it is, and on the Closing Date and on each date on which Buyer elects payment of any portion or all of the Repurchase Price in Common Shares, it will be either (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a)(1) under the Securities Act.

5.8

Representations

.  No statements, warranties, or representations made by Buyer herein contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were or will be made, not misleading.

ARTICLE 6

ADDITIONAL COVENANTS

6.1

Conduct of Business

.

(a)

Between the Effective Date and the Closing Date, without the written consent of Buyer, which may be withheld by Buyer in its sole discretion, Seller shall not:

(i)

conduct any activities on the Property except in the ordinary course of business and in compliance with applicable federal, state and local laws, rules and regulations;

(ii)

make any sale, transfer, lease, pledge or other disposition of any or all of its interest in the Property, or mortgage, pledge or otherwise create an Encumbrance on the Property or any portion thereof; or

(iii)

willfully commit or consent to do any act that would cause a breach of any covenant contained in this Agreement or would cause any representation or warranty contained in this Agreement to become untrue.

(b)

Between the Effective Date and the Closing Date, Seller shall:

(i)

timely and properly perform all obligations and timely and properly pay all ad valorem real property taxes assessed against the Property which are due prior to the Closing Date; and

(ii)

take all reasonable steps to ensure that the Property remains in substantially the same condition as on the Effective Date.

6.2

Satisfaction of Conditions Precedent

.  Subject to the terms and conditions of this Agreement, each Party will use commercially reasonable efforts to satisfy or cause to be satisfied all the conditions precedent that are applicable to each of them, and to cause the transactions contemplated by this Agreement to be consummated, and, without limiting the generality of the foregoing, to obtain all consents and authorizations of third parties and to make filings with, and give all notices to, third parties that may be necessary or reasonably required on its part in order to effect the transactions contemplated hereby.

ARTICLE 7

CONDITIONS TO BUYER’S OBLIGATIONS

The obligations of Buyer under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions, all of which are for the benefit of Buyer and any of which may be waived in writing in whole or in part by Buyer as provided herein, except as otherwise provided by law.

7.1

Representations and Warranties of Seller to be True; Performance by Seller

.

(a)

The representations and warranties of Seller contained in this Agreement and in any document delivered hereunder at Closing shall be true and correct in all material respects as of the Closing Date with the same effect as though such representations and warranties had been made or given again at and as of the Closing Date, except for any representation or warranty expressly stated to have been made or given as of a specified date, which, at the Closing Date, shall be true and correct in all material respects as of the date expressly stated.

(b)

Seller shall have performed and complied with all of its agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

7.2

Deliveries

.  Seller shall have duly executed and delivered to Buyer each of the deliveries set forth in Section 3.2(b).

7.3

No Proceeding or Litigation

.

(a)

No preliminary or permanent injunction or other order shall have been issued by any court or competent jurisdiction, whether federal, state or foreign, or by any governmental or regulatory body whether federal, state or foreign, nor shall any statute, rule, regulation or executive order be promulgated or enacted by any governmental authority, whether federal, state or foreign, which prevents the consummation of the transactions contemplated in this Agreement.

(b)

No suit, action, claim, proceeding or investigation before any court, arbitrator or administrative, governmental or regulatory body, whether federal, state or foreign, shall have been commenced and be pending against Seller, Seller’s Parent, or Buyer, or any of their respective Affiliates, seeking to prevent the sale of the Property or asserting that the sale of the Property would be illegal.

ARTICLE 8

CONDITIONS TO SELLER’S OBLIGATIONS

The obligations of Seller under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each the following conditions, all of which are for the benefit of Seller and any of which may be waived in whole or in part by Seller as provided herein, except as otherwise provided by law:

8.1

Representations and Warranties of Buyer to be True; Performance by Buyer

.

(a)

The representations and warranties of Buyer contained in this Agreement and in any document delivered hereunder at Closing shall be true and correct in all material respects as of the Closing Date with the same effect as though such representations and warranties had been made or given again at and as of the Closing Date, except for any representation or warranty expressly stated to have been made as or given as of a specified date, which, at the Closing Date, shall be true and correct in all material respects as of the date expressly stated.

(b)

Buyer shall have performed and complied with all of the agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

8.2

Deliveries

.  Buyer shall have duly executed and delivered to Seller each of the deliveries set forth in Section 3.2(c).

8.3

No Proceeding or Litigation

.

(a)

No preliminary or permanent injunction or other order shall have been issued by any court of competent jurisdiction, whether federal, state or foreign, or by any governmental or regulatory body, whether federal, state or foreign, nor shall any statute, rule, regulation or executive order be promulgated or enacted by any governmental authority, whether federal, state or foreign, which prevents the consummation of the transactions contemplated in this Agreement.

(b)

No suit, action, claim, proceeding or investigation before any court, arbitrator or administrative, governmental or regulatory body, whether federal, state or foreign, shall have been commenced and be pending against Seller, Seller’s Parent, or Buyer or any of their respective Affiliates, seeking to prevent the sale of the Property or asserting that the sale of the Property would be illegal.

ARTICLE 9

ASSUMPTION OF LIABILITIES AND INDEMNIFICATION

9.1

Assumption and Retention of Liabilities.

(a)

Buyer’s Assumed Liabilities.  With the exception of the Retained Liabilities, as of the Closing Date, Buyer shall assume all liabilities or obligations relating to the Property (including its use and ownership thereof) after Closing has occurred (“Assumed Liabilities”); provided, however, that Buyer assumes no liability for any operations of Seller conducted on the Property prior to Closing.

(b)

Seller’s Retained Liabilities.  During the Repurchase Term, Seller shall retain all liability and obligations relating to the water monitoring wells and the stored Bear Lodge excavated materials located on the Property (“Seller Personal Property”), including any obligations or liability relating to the contamination, remediation or rehabilitation of the Seller Personal Property, or the Property as the result of the presence of the Seller Personal Property thereon, whether such liabilities or obligations arise under statute, contract or otherwise (collectively, the “Retained Liabilities”).  During the Repurchase Term, Seller shall have the right to access the Seller's Personal Property (as defined above).  Seller shall defend, indemnify and hold Buyer, its Affiliates and its and their directors, officers, employees, agents, successors and assigns harmless from any and all Losses arising from Seller’s exercise of its right of access to the Seller Personal Property.  The Seller's Personal Property may remain on the Property rent free throughout the Repurchase Term.  Upon expiration or termination of the Repurchase Term, Seller shall at its sole option either (i) reclaim the monitoring wells located on the Property in compliance with applicable law or (ii) assign to Buyer any bonds held with the State of Wyoming relating to the reclamation of such monitoring wells; provided, however, that Buyer may elect at any time during the Repurchase Term to maintain the wells and assume all liability relating to the reclamation thereof, in which case Seller shall have no such obligation.  If Buyer does not timely make such an election, Seller may, after the Repurchase Term, in its sole discretion either remove any stored Bear Lodge excavated material remaining on the Property or bury such material if allowed under applicable federal, state and local laws and regulations.  Upon expiration or termination of the Repurchase Term and following the satisfaction of Seller’s obligations set forth in the foregoing sentence, Buyer shall assume all liabilities and obligations with respect to the Seller Personal Property, which shall become Assumed Liabilities for purposes of this Agreement.

(c)

Access.  Buyer hereby grants to Seller such access to the Property as is reasonably necessary for Seller to carry out any or all of its rights and obligations under Section 9.1(b).

9.2

Indemnification by Seller

.  Except as otherwise limited by this Article 9, Seller shall defend, indemnify and hold Buyer, its Affiliates and its and their directors, officers, employees, agents, successors and assigns (collectively, the “Buyer Indemnitees”) harmless from any and all Losses actually suffered or incurred by any of them, arising out of or resulting from:

(a)

the breach of any representation or warranty by Seller contained herein or in any document delivered hereunder at the Closing;

(b)

the breach of any covenant or agreement by Seller contained herein or in any document delivered hereunder at the Closing; and

(c)

the Retained Liabilities.

9.3

Indemnification by Buyer

.  Except as otherwise limited by this Article 9, Buyer shall defend, indemnify and hold Seller, its Affiliates and its and their directors, officers, employees, agents, successors and assigns (the “Seller Indemnitees”) harmless from any and all Losses actually suffered or incurred by any of them, arising out of or resulting from:

(a)

the breach of any representation or warranty by Buyer contained herein or in any document delivered hereunder at the Closing;

(b)

the breach of any covenant or agreement by Buyer contained herein or in any document delivered hereunder at the Closing; and

(c)

the Assumed Liabilities.

9.4

General Indemnification Provisions

.

(a)

For the purposes of this Article 9, the term “Indemnitee” shall refer to the person or persons indemnified, or entitled, or claiming to be entitled to be indemnified, pursuant to the provisions of Section 9.2 or 9.3, as the case may be; and the term “Indemnitor” shall refer to the person having the obligation to indemnify pursuant to such provisions.

(b)

An Indemnitee shall promptly give the Indemnitor notice of any matter which an Indemnitee determines has given or would reasonably be expected to give rise to a right of indemnification under this Agreement, stating the amount of the Losses, if known, the method of computation thereof and the basis for the claim, all with reasonable particularity.  The obligations and liabilities of an Indemnitor under this Article 9 with respect to Losses arising from claims of any third party that are subject to the indemnification provided for in this Article 9 (“Third Party Claims”) shall be governed by and contingent upon the following additional terms and conditions.  If an Indemnitee shall receive notice of any Third Party Claim, the Indemnitee shall give the Indemnitor prompt notice of such Third Party Claim; provided, however, that an Indemnitee’s failure to notify does not release, reduce or otherwise affect the Indemnitor’s duty to indemnify, except to the extent of any actual prejudice suffered by the Indemnitor as a result of such failure to notify.  Provided that the Indemnitor acknowledges in writing that it is indemnifying the Indemnitee with respect to the Third Party Claim, the Indemnitor, at its option, may assume and control the defense and/or management of such Third Party Claim at its expense and through counsel of its choice if it gives prompt notice of intention to do so to the Indemnitee; provided that the Indemnitee may, at its election, participate in any such defense at its sole expense; and provided, further, that when claims are asserted in the same proceeding against both the Indemnitee and the Indemnitor, the Indemnitee shall have the right to employ, at the Indemnitor’s expense, one firm of counsel of its choice to represent the Indemnitee if (i) the Indemnitor (A) elects not to or is not entitled to defend, compromise or settle a Third Party Claim, or (B) having timely elected to defend a Third Party Claim, fails adequately to prosecute or pursue such defense or (ii) a defense exists for an Indemnitee that is not available to the Indemnitor.  In the event the Indemnitor exercises its right to undertake the defense against or management of any such Third Party Claim as provided above, the Indemnitee shall cooperate with the Indemnitor in such defense or management and make available to the Indemnitor all witnesses, pertinent records, materials and information in its possession or under its control relating thereto as is reasonably required by the Indemnitor.  Except as provided above, Indemnitor shall promptly reimburse Indemnitee for any expenses incurred in connection with such cooperation.  Similarly, in the event the Indemnitor does not exercise its right to undertake the defense or management of any Third Party Claim and the Indemnitee is, directly or indirectly, conducting the defense against or management of any such Third Party Claim, the Indemnitor shall cooperate with the Indemnitee in such defense or management and make available to it all such witnesses, pertinent records, materials and information in its possession or under its control relating thereto as is reasonably required by the Indemnitee.  Except for the settlement of a Third Party Claim which involves the payment of money only and for which the Indemnitee is totally indemnified by the Indemnitor, no Third Party Claim may be settled by the Indemnitor without the prior written consent of the Indemnitee, such consent not to be unreasonably withheld.  Similarly, no Third Party Claim may be settled by the Indemnitee without the prior written consent of the Indemnitor, such consent not to be unreasonably withheld.

9.5

[Reserved]

9.6

Survival

.  With the exception of the representations and warranties set forth in Sections 4.1–4.4, 4.7, 5.1–5.4 and 5.6, which shall survive indefinitely, the representations and warranties of the Parties in Article 4 and Article 5 shall terminate on the first anniversary of the Closing Date.  The remainder of the covenants and agreements provided for in this Agreement shall survive Closing and the delivery of the Deed until fully performed.  Each of the survival periods specified in this Section 9.6 is referred to as a “Survival Period.”  Representations, warranties, covenants and agreements shall be of no further force and effect after the expiration of their Survival Period, provided that there shall be no termination of any bona fide claim for indemnification asserted pursuant to this Agreement with respect to the breach of such a representation, warranty, covenant or agreement on or before the expiration of its Survival Period.

9.7

Sole Remedy

.  Following the Closing, the sole and exclusive remedies for any and all claims arising under, out of, or related to this Agreement, or the sale and purchase of the Property, shall be (a) the rights of indemnification set forth in this Article 9, and (b) the right to specific performance as described in Section 11.14, and neither Party nor any of its Affiliates will have any other entitlement, remedy or recourse, whether in contract, tort or otherwise, it being agreed that all of such other remedies, entitlements and recourse are expressly waived and released by the Parties hereto to the fullest extent permitted by law.

ARTICLE 10

TERMINATION, AMENDMENT AND WAIVER

10.1

Termination of Agreement

.  This Agreement may be terminated at any time prior to the Closing;

(a)

by mutual written consent of Buyer and Seller;

(b)

by either Seller or Buyer if there has been a material breach by the other of any representation or warranty contained in this Agreement or of any covenant contained in this Agreement, which inaccuracy or breach has prevented the satisfaction of any condition to the obligations of Seller or Buyer to effect the Closing pursuant to Article 7 or Article 8, as applicable, and which cannot be, or has not been, cured within ten (10) days after written notice of such breach is given to the Party committing such breach, provided that the right to effect such cure shall not extend beyond the date set forth in Section 10.1(c) below;

(c)

by either Seller or Buyer if all conditions to Closing required under Article 7 or Article 8, respectively, have not been met or waived by October 31, 2016, or such later date as may be agreed upon by Seller and Buyer; provided, however, that neither Seller nor Buyer shall be entitled to terminate this Agreement pursuant to this Section 10.1(c) if such Party (i) has been in material violation of any of its representations, warranties or covenants in this Agreement and such violation has been a material factor in delaying the Closing, or (ii) is in willful and material violation of any of its representations, warranties or covenants in this Agreement; or

(d)

by either Buyer or Seller if an order shall have been issued prohibiting the Closing hereunder by or from any governmental or regulatory agency or court of competent jurisdiction.

10.2

Procedure and Effect of Termination

.  In the event of termination of this Agreement by either or both of the Parties pursuant to Section 10.1, written notice thereof shall forthwith be given to the other Party specifying the provision hereof pursuant to which such termination is made, and there shall be no further liability on the part of the Parties (or their respective employees, officers, directors, members, managers or Affiliates), except (a) as set forth in Article 9 (Assumption of Liabilities and Indemnification), which shall survive the termination and remain in full force and effect, and (b) nothing herein shall relieve either Party from liability for any willful breach hereof.  In the event of termination of this Agreement, in addition to the provisions of Article 9, the provisions of Sections 11.1, 11.9, 11.10, 11.13, and 11.14 shall survive.

10.3

Amendment

.  This Agreement may not be amended except by an instrument in writing signed by the Parties.

10.4

Waiver

.  Any failure of either of the Parties to comply with any provision hereof may be waived by the Party entitled to the benefit thereof only by a written instrument signed by the Party granting such waiver, but such waiver or failure to insist upon strict compliance with such provision shall not operate as a waiver of or estoppel with respect to any subsequent or other failure.

ARTICLE 11

MISCELLANEOUS

11.1  Expenses.  All costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses, whether or not the Closing shall have occurred.

11.2  Consents.  Whenever this Agreement requires a consent by or on behalf of either Party, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in Section 10.4.

11.3  Assignment; Parties in Interest.  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of and be enforceable by, the Parties and their respective successors and permitted assigns.  Prior to Closing, neither Buyer nor Seller may assign or delegate any interest in this Agreement to any third party without the prior written consent of the other Party, which such consent may be withheld in the other Party’s sole discretion.  Any such assignment shall not be effective unless the assignee agrees in writing to be bound by all of the terms and conditions of this Agreement.  Following the Closing Date, Seller may assign to any third party any or all of its rights under this Agreement, including the Repurchase Option.  During the Repurchase Term, Buyer may not convey the Property or assign any of its rights under this Agreement to any third party, and any such attempted conveyance or assignment shall be void.  Following the end of the Repurchase Term, Buyer may assign its rights under this Agreement to a third party in connection with a sale of the Property to that third party.

11.4  Further Assurances.  Each of the Parties agrees that, from and after the Closing, upon the reasonable request of the other Party and without further consideration, such Party will execute and deliver to such other Party such documents and further assurances and will take such other actions as such other Party may reasonably request in order to carry out the purpose and intention of this Agreement.

11.5  Title and Risk of Loss.  Legal title, equitable title and risk of loss with respect to the Property shall not pass to Buyer until the Property is transferred at the Closing pursuant to the Deed.

11.6  Transfer Taxes.  Buyer shall bear any sales, use, excise, real property transfer or gain, gross receipts, goods and services, registration, capital, documentary, stamp or transfer taxes, recording fees and similar taxes and fees incurred and imposed upon, or with respect to, the property transfer or other transactions contemplated hereby.

11.7  Entire Agreement.  This Agreement and Exhibits and other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding and agreement of the Parties with respect to the subject matter hereof.  This Agreement supersedes all prior agreements pertaining to the subject matter hereof.

11.8  Headings.  The Article and Section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

11.9  Notices.  All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and will be deemed to have been duly given if personally delivered, or on the date of confirmed receipt if delivered by certified mail, return receipt requested, as follows:

(a)

If to Seller:

Rare Element Resources, Inc.
P.O. Box 271049
Littleton, CO  80122
Attention:  Randall J. Scott, President and Chief Executive Officer

(b)

If to Buyer:

Whitelaw Creek LLC
P.O. Box 218
Hulett, WY  82720
Attention:  Jim D. Neiman, Manager

or to such other address as the Party to whom notice is to be given may have previously furnished to the other in writing in the manner set forth above.

11.10  Governing Law.  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Wyoming without regard to its provisions concerning conflicts or choice of law.

11.11  Counterparts.  This Agreement may be executed in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.  Such counterparts may be delivered by facsimile or electronic transmission and the receiving party is entitled to rely on the same to the same extent as if it had been an executed original.

11.12  Interpretation.  Whenever the singular or masculine or neuter is used in this Agreement, the same will be construed as meaning plural or feminine or body politic or corporate or vice versa, as the context so requires.  Use of the word “including” in this Agreement means “including without limitation” or “including but not limited to.”  Each of the Exhibits attached to this Agreement is incorporated into the Agreement by this reference.  Any heading, caption or index contained herein will not be used in any way in construing any provision hereof.  This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

11.13  Confidentiality.  Buyer shall maintain the confidentiality of all due diligence materials concerning the Property.  Further, each Party, its Affiliates, and its and their representatives shall hold in strict confidence the terms of this Agreement; provided, however, that this Section 11.13 shall not prevent disclosure of this Agreement or its terms by a Party: (a) to the extent disclosure is required under applicable securities laws or stock exchange rules; (b) to the extent disclosure is reasonably necessary, for the purpose of performing its respective obligations under this Agreement; (c) to banks or other financial institutions or agencies or any independent accountants or legal counsel or investment advisors employed by such Party or its Affiliates, to the extent disclosure is reasonably necessary to obtain financing or wind up the entity; (d) to the extent reasonably necessary to obtain the approval by any governmental authority; (e) to the extent reasonably necessary, to enforce this Agreement; or (f) to any Affiliate of a Party; and provided, further, that in each case of disclosure under clause (b), (c) or (f), the persons to whom disclosure is made agree to be bound by this confidentiality provision, and the Party making such disclosure shall be liable and responsible for any breach by such person of this confidentiality obligation.  The Parties acknowledge and agree that notwithstanding any of the provisions of this Section 11.13 to the contrary, Seller may publicly file pursuant to the Securities Act a report on Form 8-K which describes this Agreement and its contents, and a copy of the Agreement itself.

11.14  Remedies for Breach.  If any Party fails to perform any of its respective obligations referred to under Section 7.1(b), Section 7.2, Section 8.1(b) or Section 8.2, the other Party shall be entitled to the remedy of specific performance with respect to such failure.

11.15  Rule Against Perpetuities.  In the event a court of competent jurisdiction determines that any provision of this Agreement violates the Rule Against Perpetuities, then such provision shall be revised as necessary to comply with the Rule Against Perpetuities, and this Agreement shall not be terminated solely as a result of a violation of the Rule Against Perpetuities.

 [SIGNATURES FOLLOW ON NEXT PAGE]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized representatives of the Parties as of the date first above written.

RARE ELEMENT RESOURCES, INC.

        /s/ Randall J. Scott

By:

Name:  Randall J. Scott

Title:  President and Chief Executive Officer

WHITELAW CREEK LLC

       /s/ Jim Neiman

By:

Name:  Jim Neiman

Title:  Manager

Signature Page to Asset Purchase Agreement

EXHIBIT A

THE PROPERTY

Section 16, Township 52 North, Range 63 West, 6th P.M., Crook County, Wyoming (aka RES Tract 42), comprising 640 acres, more or less.

A-1

EXHIBIT B

FORM OF SPECIAL WARRANTY DEED

After Recording Return To:

Whitelaw Creek LLC
PO Box 218
Hulett, Wyoming 82720
Attn:  Jim Neiman

SPECIAL WARRANTY DEED

Rare Element Resources, Inc., a Wyoming corporation, whose address is P.O. Box 271049, Littleton, CO 80122 (“Grantor”), hereby sells and conveys to Whitelaw Creek LLC, a Wyoming limited liability company, whose address is PO Box 218, Hulett, Wyoming, 82720 (“Whitelaw”), that certain real property located in Crook County, Wyoming, as described on Exhibit A attached hereto and made a part hereof (the “Property”), subject to the exceptions, limitations, reservations and rights set forth below.

The Property is conveyed subject to and burdened by:

(a)

The following limitations as set forth in Patent Number 3078, dated as of April 4, 2014, and filed of record as Document No. 626189 in the records of Crook County, Wyoming:

(i)

any vested and accrued right of way of any ditch company or any person owning a ditch or ditches on or passing through any part of the Property;

(ii)

all exceptions, reservations, rights of way, easements, covenants and mineral leases of record, including grazing leases, if any, affecting the Property; and

(iii)

discrepancies, conflicts in boundary lines, and shortages in area which a correct survey and inspection of the Property would disclose.

(b)

That non-participating royalty interest in and to any and all minerals of any kind and character in, upon or under the Property as reserved by the State of Wyoming, Board of Land Commissioners in Patent Number 3078, dated as of April 4, 2014, and filed of record as Document No. 626189 in the records of Crook County, Wyoming.

The purchase and sale of the Property is subject to, and Whitelaw agrees to comply with, the following reversionary rights as set forth in Patent Number 3078, dated as of April 4, 2014, and filed of record as Document No. 626189 in the records of Crook County, Wyoming:

So long as mineral development has been commenced during the duration of the Wyoming Department of Environmental Quality Permit to Mine for the Bull Hill Mine Project and for so long as development continues, Rare Element Resources, Inc. shall retain control and ownership of the mineral estate.

If any minerals are not developed or cease to be developed at the expiration or termination of the Wyoming Department of Environmental Quality Permit to Mine for the Bull Hill Mine and conclusion of bonding for that permit by whatever means (release, forfeiture, or otherwise), any and all minerals shall revert back to the State of Wyoming.

Seller, and Seller’s successors and assigns, hereby reserve and retain the right, exercisable at Seller’s sole option, to repurchase the Property from Buyer (the “Repurchase Option”) in accordance with the terms and conditions set forth in that Asset Purchase Agreement between Grantor and Whitelaw dated October 20, 2016 (the “Asset Purchase Agreement”).  The Repurchase Option shall terminate on October 26, 2021 unless Seller provides written notice to Buyer of its intention not to exercise the Repurchase Option prior to such date.

TO HAVE AND TO HOLD the said Property unto Whitelaw, its successors and assigns.  Subject to the exceptions, limitations, reservations and rights set forth above, the Grantor hereby agrees that it shall WARRANT AND DEFEND the Property in the quiet and peaceable possession of Whitelaw, its successors and assigns, against all and every person claiming the whole or any part thereof, by, through or under the Grantor.

[Remainder of page intentionally left blank; signatures follow on next page]

IN WITNESS WHEREOF, the parties have caused their duly authorized representative to execute this instrument as of the date hereinafter written.

DATED:  _______________, 2016

Rare Element Resources, Inc.
a Wyoming corporation

By:

Name: Randall J. Scott

Title: President and Chief Executive Officer

STATE OF

)

) ss.
COUNTY OF

)

This instrument was acknowledged before me on __________, 2016, by _________________________ as _______________ of Rare Element Resources, Inc., a Wyoming corporation.

WITNESS my hand and official seal.

My commission expires: __________________

Notary Public

Whitelaw Creek LLC
a Wyoming limited liability company

By:

Name: Jim D. Neiman

Title: Manager

STATE OF

)

) ss.
COUNTY OF

)

This instrument was acknowledged before me on __________, 2016, by _________________________ as _______________ of Whitelaw Creek LLC, a Wyoming limited liability company.

WITNESS my hand and official seal.

My commission expires: __________________

Notary Public

EXHIBIT A
TO SPECIAL WARRANTY DEED

Legal Description

Township 52 North, Range 63 West, 6th P.M.

Section 16:

All

(aka RES Tract 42)

Crook County, Wyoming

A-1

EXHIBIT C

FORM OF FIRPTA CERTIFICATE

CERTIFICATION OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person.  To inform the transferee that withholding of tax is not required upon the disposition of a United States real property interest by Rare Element Resources, Inc., a Wyoming corporation (“Transferor”), the undersigned hereby certifies under penalties of perjury the following on behalf of Transferor.

1.

Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate, or foreign person (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.

Transferor is not a disregarded entity as defined in Treasury Regulations Section 1.1445-2(b)(2)(iii).

3.

Transferor’s United States employer identification number is 98-0470627.

4.

Transferor’s address is P.O. Box 271049, Littleton, CO 80122.

Transferor understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

.

Rare Element Resources, Inc., a Wyoming corporation

By:

Name: J. Randall Scott

Title: President and CEO

Date: October 20, 2016

C-1